Exhibit 99.1
1 Michael Golden President, CEO Jeffrey Buchanan EVP, CFO February, 2011

2 Safe Harbor Smith & Wesson third quarter fiscal 2011 financial results will be published on March 10, 2011 and the Company is therefore currently in a quiet period. For that reason, during this presentation and in any subsequent conversations we will not be providing any updates since our last public update. Certain statements contained in this presentation may be deemed to be forward- looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include but are not limited to statements regarding the Company's markets and strategies, the opportunity for growth and earnings of the Company, the demand for the Company's products and services, anticipated sales and operating results, and the Company's financial goals. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward- looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company's reports filed with the SEC.

3 Firearms Perimeter Security Our Focus: safety, security, protection, and sport NASDAQ Global Select: SWHC One Company: Two Platforms

4 Highlights Two platforms for growth: firearms, perimeter security Solid, experienced management team Diversifying revenue sources: Consumer, Professional, International 26% Revenue CAGR (2005-2010) Innovative products in both firearms and perimeter security Providing entry to new markets Expanding addressable markets Multiple growth & earnings drivers next 3-5 years

5 Experienced Management Team Michael Golden, President & CEO 30+ years: senior/executive management, sales, marketing, general management, and brand management: Kohler, Stanley Works, Black and Decker, Procter & Gamble Jeffrey Buchanan, EVP & CFO 30+ years: private and public company experience in financial management and law: CFO for publicly traded, global manufacturing company, law firm partner, public company board member James Debney, President of Firearm 15+ years: multinational consumer and business-to-business environments including President of Presto Products Co., a $500 million business unit of Alcoa Consumer Products Barry Willingham, President of Perimeter Security 18+ years: senior management, sales, marketing in physical security, safety, and construction: Hilti, Ameristar Fence

6 A Transformation - 2005-2010 From: A manufacturer of revolvers Revenues: $126M F I R E A R M S :

7 A Transformation - 2005-2010 To: A global leader in firearms Rapid Total Company Growth Healthy Balance Sheet $ Diversified Portfolio Handgun Market Leader #1 F I R E A R M S :

8 Key Success Factor: Innovative New Products F I R E A R M S : Product Consumer Law Enforcement Government / Military International Revolvers/Pistols u Market M&P Polymer Pistols M&P Tactical Rifles Thompson / Center Arms M&P4 - Tactical Rifles u u u 2006 2006 2006 2006 2006 2006 2006 2006 2007 - - - - 2009 2009 2009 BODYGUARDS(r) Revolvers & Pistols 2010 - - - The Governor 2011 - - -

FIREARMS:

Growth Drivers



- ✓ Consumer:
  - Concealed Carry , Personal Protection
  - Hunting: Bolt Action Rifles, Youth Market
- ✓ Military:
  - RFI/RFP Activity
  - M9 Pistol Replacement
  - M4, M16 Tactical Rifle
- ✓ Law Enforcement:
  - Sidearm replacements, upgrades
- ✓ Federal Government:
  - Federal Agencies Can Now Purchase M&P40 On ATF Contract



9

10 The Brand = Security & Protection The Brand = Security & Protection

11 USR: Diversified Product Offering Full array of perimeter security products Canopies and Prefab Buildings GRAB(r) Barriers Parts & Accessories EMBTM ODDS & Electronic Monitoring

12 USR: Proprietary GRAB(r) System Certified and field proven reduced risk vehicle barrier system Can be activated in under 1.5 seconds Cost effective: Able to span multiple traffic lanes Re-useable after impact Environmentally friendly: All electric operation Low cost of ownership Patent protected

13 SWHC: Strong Financial Performance Fiscal Year April 30 Revenues Financial Highlights: Q2FY11: Revenue $96.3 M Gross Profit Margin 29.4% Cash $43.6 M Q3FY11: Expanded Credit Facility: $120 M Convertible Notes Exchanged

Convertible Note Exchange 14 On December 15, 2006, we issued $80M in Convertible Notes, with a convertible price of $12.34 and a rate of 4%. The Convertible Notes could be put to the company for cash on December 15, 2011. On January 14, 2011, we authorized the exchange of up to $50M of the Convertible Notes for Senior, 5-year, 9.5% Notes with the following terms: Unsecured May not be prepaid in first 4 years without penalty Covenant "light" Thus far we have exchanged approximately $23.2M of the Convertible Notes for the Senior Notes. Unused bank line of $120M and cash on hand will be used to pay off any Convertible Notes put to the Company in December.

15 NASDAQ Global Select: SWHC